Dreyfus Variable Investment Fund, International Value Portfolio

SEMIANNUAL REPORT June 30, 1999

(reg.tm)


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by The Dreyfus Corporation and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the portfolio invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                Dreyfus Variable Investment Fund, International Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Value Portfolio, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the senior portfolio manager, Sandor Cseh.

Many international economies showed marked improvement after many of the world's central banks lowered key short-term interest rates last fall to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan and Asia began to recover over the past six months, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil' s currency devaluation abated. European markets, on the other hand, provided mixed performance.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Variable Investment Fund, International
Value    Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999




DISCUSSION OF PERFORMANCE

Sandor Cseh, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 1999, the Dreyfus Variable Investment Fund, International Value Portfolio produced a total return of 9.67%.(1) This compares with a 3.97% return for the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI-EAFE((reg.tm))") Index for the same time period.(2)

We attribute this strong performance to several factors. First, in a global trend that was particularly strong at the end of the period, investor preference showed movement away from large capitalization, high-priced growth stocks, back towards the value-oriented stocks in which the portfolio invests. Second, several of the markets in which we invested a proportionally larger exposure,
notably    Japan,    outperformed    the    benchmark.

What is the portfolio's investment approach?

Dreyfus Variable Investment Fund, International Value Portfolio invests in an internationally diversified portfolio of value stocks: stocks selling at attractive prices relative to their perceived intrinsic worth based on
historical   measures.  These  measures  typically  include  price-to-earnings, price-to-book value and price-to-cash flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perceptions. We seek out stocks that have fallen out of general market favor. We purchase such securities at a depressed price, hoping to profit when perceptions change and prices revert to historical norms.

In implementing our value approach, the portfolio employs a multi-step process. First, we choose how much to invest in each of the countries represented in the MSCI-EAFE((reg.tm) ) Index. We make a baseline determination by the size of a
country'   s    gross    domestic    product    and     The    Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

the capitalization of its stock market compared to the world as a whole. We then invest more or less than this proportion, based on our outlook for a country's economy and the number of value opportunities we identify in its market.

Second, we select individual securities using a process that blends quantitative and qualitative analysis. An initial computer screen eliminates approximately 90% of purchase candidates. Analysts perform extensive fundamental research and may conduct on-site visits to determine which of the remaining 10% of stocks we will buy. Stocks in the portfolio typically are sold when they reach a price at which we no longer consider them attractive values, or when our analysts determine that anticipated changes in market sentiment are no longer likely

What other factors influenced the portfolio's performance?

Market trends have historically cycled between preference for value and growth types of investing. Low interest rates, falling commodity prices, and exciting new technologies focused investor interest on growth issues for a long period by historical standards. However, towards the end of our reporting period, stabilizing commodity price and the threat of rising interest rates gave global investors renewed incentive to consider value stocks.

Maintaining our value style, we found good investment opportunities in many global markets. Europe was attractive as companies strove to increase efficiency and productivity through consolidations and restructurings to compete in what is emerging as a single economic market. In Britain, a strong market that outperformed our benchmark, investments in Bunzel, a manufacturer of containers and supermarket supplies, and the Laird Group, an auto parts manufacturer, illustrate success in our value approach. And we believe Japan showed signs of having addressed its fundamental economic and financial problems and positioning itself to resume soundly based growth. As a result, our investments in compa nies such as Aiful, a consumer finance firm, and Sankyo Company, a manufacturer of amusement equipment are examples of securities the portfolio purchased at prices depressed by historical standards, whose value was subsequently recognized by the market.

What is the portfolio's current strategy?

As a whole, we believe growth-oriented stocks have outperformed value securities for so long that the differences in valuation between these two types of investments grew very wide by historical standards. As of the end of the period, however, that gap appears to be narrowing, as investor sentiment reconsiders the value style. It is, of course, impossible to determine if this trend will continue. But we continued to believe that the dual disciplines of international
and    value    investing    can    benefit    long-term    investors.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE INVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI-EAFE((reg.tm))) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX IS THE PROPERTY OF MORGAN STANLEY & CO. INCORPORATED.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)

STATEMENT OF INVESTMENTS (CONTINUED)



COMMON STOCKS--93.4%                                                                    Shares                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--2.1%

Australia & New Zealand Banking                                                         37,704                     278,872

Goodman Fielder                                                                         60,000                      53,809

Pacific Dunlop                                                                          85,988                     124,806

                                                                                                                   457,487

AUSTRIA--.3%

EVN                                                                                        400                      58,676

BRAZIL--.2%

Telecomunicacoes Brasileiras, ADS                                                          494                      44,553

DENMARK--.8%

Jyske Bank                                                                               1,800                     170,846

FINLAND--.8%

Kesko Oyj, Cl. B                                                                        13,000                     175,502

FRANCE--10.7%

ALSTOM, ADS                                                                              3,310                     105,920

AGF                                                                                      2,740                     132,373

Air Liquide                                                                              1,825                     287,915

Bongrain                                                                                   355                     134,412

CNP Assurances                                                                           4,000                     109,616

Compagnie Generale des Etablissements Michelin, Cl. B                                    4,051                     166,248

Dexia France                                                                             1,300                     174,561

Elf Aquitaine, ADS                                                                       3,000                     220,688

PSA Peugeot Citroen                                                                      1,350                     213,675

Pechiney, Cl. A                                                                          3,700                     159,537

Societe Generale, Cl. A                                                                  1,628                     287,824

Thompson CSF                                                                             5,024                     175,149

Usinor                                                                                  11,000                     164,434

                                                                                                                 2,332,352

GERMANY--10.8%

Bayer                                                                                    7,000                     292,557

Deutsche Bank                                                                            4,000                     244,762

Deutsche Lufthansa                                                                       8,500                     154,586

GEA                                                                                      6,500                     196,348

Hoechst                                                                                  3,900                     177,117

KM Europa Metal                                                                          1,600                      83,587

Merck KGaA                                                                               7,000                     228,397

Siemens                                                                                  3,900                     301,784

Tarkett Sommer                                                                           3,500                      31,320




COMMON STOCKS (CONTINUED)                                                               Shares                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Veba                                                                                     4,900                     288,935

Viag                                                                                       410                     194,258

Volkswagen                                                                               2,100                     134,910

                                                                                                                 2,328,561

GREECE--.7%

Hellenic Telecommunication Organization, ADS                                            12,800                     141,600

HONG KONG--1.6%

Henderson Investment                                                                   200,000                     139,198

HongKong Electric                                                                       62,321                     200,810

                                                                                                                   340,008

ITALY--3.0%

Banca Popolare di Bergamo Credit Varesino                                                2,500                      54,854

ENI, ADS                                                                                 4,000                     240,000

San Paulo-IMI, ADS                                                                       3,918                     107,745

Telecom Italia                                                                          43,730                     238,634

                                                                                                                   641,233

JAPAN--25.6%

Aiful                                                                                    1,200                     146,924

Canon                                                                                   13,000                     373,730

Credit Saison                                                                           12,400                     259,166

Dai-Tokyo Fire & Marine Insurance                                                       45,000                     161,711

Fuji Machine Manufacturing                                                               6,000                     184,883

Honda Motor                                                                              6,000                     254,276

Ito-Yokado                                                                               1,000                      66,914

Mabuchi Motor                                                                            3,400                     315,985

Marubeni                                                                                75,000                     156,753

Matsumotokiyoshi                                                                         5,000                     299,463

Minebea                                                                                 29,000                     323,420

Mitsubishi Heavy Industries                                                             37,000                     150,078

Murata Manufacturing                                                                     4,000                     263,031

NAMCO                                                                                    6,000                     161,090

Nichiei                                                                                  3,050                     267,079

Nishimatsu Construction                                                                 24,000                     137,596

Rinnai                                                                                  10,000                     229,657

Rohm                                                                                     2,000                     313,093

Sankyo                                                                                   8,000                     201,569

Sankyo Company                                                                           6,500                     310,904

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Sekisui Chemical                                                                        30,000                     173,977

Sony                                                                                     3,000                     323,421

Toyota Motor                                                                             5,000                     158,200

Yamanouchi Pharmaceutical                                                                8,000                     305,990

                                                                                                                 5,538,910

MEXICO--.2%

Telefonos de Mexico, ADR                                                                   603                      48,730

NETHERLANDS--7.0%

ABN-AMRO                                                                                13,552                     294,411

Akzo Nobel, ADS                                                                          4,100                     173,738

Buhrmann                                                                                 9,206                     149,044

Hollandsche Beton Groep                                                                 10,231                     131,241

Hunter Douglas                                                                           5,682                     195,738

KPN, ADS                                                                                 4,680                     224,640

Koninklijke (Royal) Philips Electronics, ADR                                             1,816                     183,189

Stork                                                                                    6,861                     156,859

                                                                                                                 1,508,860

NEW ZEALAND--1.2%

Fletcher Challenge Paper                                                               125,596                      94,371

Telekom Corporation of New Zealand                                                      37,800                     163,163

                                                                                                                   257,534

NORWAY--.4%

Orkla, Cl. B                                                                             6,800                      92,454

PERU--.5%

Telefonica del Peru, ADS                                                                 7,500                     113,438

PORTUGAL--1.2%

Banco Pinto & Sotto Mayor                                                                6,160                     109,735

Portugul Telecom                                                                         3,700                     151,000

                                                                                                                   260,735

SINGAPORE--1.7%

Development Bank of Singapore                                                           20,700                     253,196

United Overseas Bank                                                                    16,000                     111,967

                                                                                                                   365,163



COMMON STOCKS (CONTINUED)                                                               Shares                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA--.6%

Korea Electric Power, ADR                                                                6,500                     133,250

SPAIN--4.5%

Argentaria, ADS                                                                          3,400                     156,400

Banca Popular Espanol                                                                    3,200                     230,900

Endesa                                                                                   4,300                      91,992

Gas y Electridad                                                                         3,300                     260,306

Repsol, ADS                                                                             11,900                     241,719

                                                                                                                   981,317

SWEDEN--.8%

Autoliv                                                                                  5,700                     174,487

SWITZERLAND--3.7%

Barry Callebaut                                                                          1,172                     180,250

Forbo                                                                                      500                     199,676

Sulzer                                                                                     250                     152,665

UBS                                                                                        900                     269,855

                                                                                                                   802,446

UNITED KINGDOM--15.0%

BOC Group                                                                               14,949                     292,455

Barclays                                                                                 5,527                     160,970

British Airway                                                                           6,314                      43,606

British Airway, ADS                                                                        950                      67,866

Bunzl                                                                                   52,183                     258,925

Laird Group                                                                             29,700                     123,938

Medeva                                                                                  43,571                      70,804

Morgan Crucible                                                                         55,790                     238,093

PowerGen                                                                                24,986                     269,635

Rexam                                                                                   35,000                     141,362

Rio Tinto                                                                               14,002                     234,938

Royal & Sun Alliance Insurance Group                                                    29,452                     264,394

Royal Bank of Scotland                                                                  11,000                     224,223

Safeway                                                                                 59,833                     240,009

Storehouse                                                                              75,602                     155,060

Tomkins                                                                                 66,440                     288,262

                                                                                             The Portfolio

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Wolseley                                                                                22,800                     171,765

                                                                                                                 3,246,305

TOTAL COMMON STOCKS

   (cost $19,256,936)                                                                                           20,214,447
----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%
----------------------------------------------------------------------------------------------------------------------------------

GERMANY:

Hugo Boss                                                                                   60                      80,691

Rheinmetall                                                                              5,500                      99,001

   (cost $177,338)                                                                                                 179,692
----------------------------------------------------------------------------------------------------------------------------------

                                                                                     Principal

SHORT-TERM INVESTMENTS--2.7%                                                        Amount ($)                   Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

4.4%, 9/16/99

   (cost $581,305)                                                                     587,000                     581,249
------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $20,015,579)                                                     96.9%                  20,975,388

CASH AND RECEIVABLES (NET)                                                                3.1%                     680,333

NET ASSETS                                                                              100.0%                  21,655,721

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  20,015,579  20,975,388

Cash                                                                    287,459

Cash denominated in foreign currencies                    401,854       400,803

Dividends receivable                                                    139,080

Receivable for investment securities sold                                71,216

Prepaid expenses                                                            404

                                                                     21,874,350
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            16,831

Payable for investment securities purchased                             183,741

Payable for shares of Beneficial Interest redeemed                          124

Accrued expenses                                                         17,933

                                                                        218,629
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       21,655,721
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      19,608,114

Accumulated undistributed investment income-net                         120,374

Accumulated net realized gain (loss) on investments                     973,588

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                      953,645
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       21,655,721
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value
  shares of Beneficial Interest authorized)                           1,492,952

NET ASSET VALUE, offering and redemption price per share ($)              14.51

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $44,482 foreign taxes withheld at source)       324,955

Interest                                                                 8,624

TOTAL INCOME                                                           333,579

EXPENSES:

Investment advisory fee-Note 3(a)                                       98,145

Custodian fees                                                          11,949

Auditing fees                                                           10,465

Prospectus and shareholders' reports                                     5,532

Legal fees                                                                 695

Shareholder servicing costs                                                261

Trustees' fees and expenses-Note 3(b)                                      200

Loan commitment fees-Note 2                                                112

Miscellaneous                                                              426

TOTAL EXPENSES                                                         127,785

INVESTMENT INCOME-NET                                                  205,794
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         1,078,354

Net realized gain (loss) on forward currency exchange contracts        (13,544)

NET REALIZED GAIN (LOSS)                                             1,064,810

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions                                    560,110

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,624,920

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,830,714

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                            June 30, 1999         Year Ended
                                              (Unaudited)    December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            205,794              212,294

Net realized gain (loss) on investments         1,064,810            1,714,620

Net unrealized appreciation (depreciation)
   on investments                                 560,110             (120,484)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,830,714            1,806,430
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (122,643)            (175,934)

Net realized gain on investments                 (184,654)          (1,514,812)

TOTAL DIVIDENDS                                  (307,297)          (1,690,746)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   6,324,660           13,646,748

Dividends reinvested                              307,297            1,690,746

Cost of shares redeemed                        (7,179,643)         (13,789,635)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              (547,686)           1,547,859

TOTAL INCREASE (DECREASE) IN NET ASSETS           975,731            1,663,543
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            20,679,990           19,016,447

END OF PERIOD                                  21,655,721           20,679,990

Undistributed investment income--net              120,374               37,223
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       458,392              954,460

Shares issued for dividends reinvested             22,916              128,159

Shares redeemed                                  (526,441)            (958,695)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (45,133)             123,924

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                          Six Months Ended
                                                            June 30, 1999              Year Ended December 31,
                                                                                      --------------------------
                                                             (Unaudited)         1998             1997           1996(a)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                              13.45         13.45            12.80            12.50

Investment Operations:

Investment income--net                                              .14(b)        .14              .07              .08

Net realized and unrealized gain (loss)
   on investments                                                  1.14          1.01             1.03              .34

Total from Investment Operations                                   1.28          1.15             1.10              .42

Distributions:

Dividends from investment income--net                              (.09)         (.12)            (.07)            (.08)

Dividends from net realized gain on
   investments                                                     (.13)        (1.03)            (.30)            (.04)

Dividends in excess of net realized gain
   on investments                                                    --            --             (.08)              --

Total Distributions                                                (.22)        (1.15)            (.45)            (.12)

Net asset value, end of period                                    14.51         13.45            13.45            12.80
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   9.67(c)       8.74             8.71             3.41(c,d)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                             .65(c)       1.29             1.42             1.01(c)

Ratio of net investment income to average

   net assets                                                      1.04(c)        .94              .74              .76(c)

Decrease reflected in above expense ratios
   due to undertakings by Dreyfus                                    --            --               --              .34(c)

Portfolio Turnover Rate                                           17.41(c)      42.14            25.67            24.48(c)

Net Assets, end of period ($ x 1,000)                            21,656        20,680           19,016            8,027

(A)  FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON MAY 1, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO
     DECEMBER 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Value Portfolio (the "portfolio") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The portfolio is a diversified series. The portfolio's investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the portfolios' shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $60 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution
requirements    of    the    Internal    Revenue

Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and
facilities   to   perform   transfer   agency   services   for  the  portfolio.

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.



                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1999 amounted to $3,362,421 and $4,556,231, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 1999, there
were    no    forward    exchange    contracts    outstanding.

(b) At June 30, 1999, accumulated net unrealized appreciation on investments was $959,809, consisting of $2,672,787 gross unrealized appreciation and $1,712,978 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Variable Investment Fund, International Value Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        90 Washington Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 1999 Dreyfus Service Corporation                                  152SA996